N-SAR FILING
                   THRIVENT FINANCIAL SECURITIES LENDING TRUST

                  Transactions Effected Pursuant to Rule 10f-3
                      For six months ending April 30, 2009

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                                                      Par/      Issuer                              Participating  Selling
Fund   Trade Date  CUSIP      Issuer    144A   Price  Amount    Size        Percent Broker          Underwriters   Concession
--------------------------------------------------------------------------------------------------------------------------------
NONE
--------------------------------------------------------------------------------------------------------------------------------